UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 15, 2005


                                PRINTRONIX, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-9321                     95-2903992
  (State or other juris-             (Commission                (IRS Employer
 diction of incorporation)           File Number)            Identification No.)



           14600 Myford Road                                        92623
   P.O. Box 19559, Irvine, California                             (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (714) 368-2300



   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

Effective November 15, 2005, the Company's Board of Directors appointed Charles
E. Turnbull as a member of the Board of Directors. This appointment fills a vacancy on the Board resulting from the Board of Directors' resolution to increase the number of Directors to six, as permitted by Article III, Section 2 of the Company's By-laws. The full text of the press release issued in connection with the appointment of Mr. Turnbull to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number         Description
--------------         -----------

99.1                   Press Release of Printronix, Inc. Dated November 17, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 18, 2005                         Printronix, Inc.


                                                  By:   /s/ George L. Harwood
                                                        -----------------------
                                                        George L. Harwood,
                                                        Senior Vice President,
                                                        Finance & IT, Chief
                                                        Financial Officer and
                                                        Secretary

                                 Exhibit Index
                                 -------------

Exhibit Number       Description
--------------       -----------

   99.1              Press Release of Printronix, Inc. Dated November 17, 2005